SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                           Date of Report: August 3, 2004

                        WINDROSE MEDICAL PROPERTIES TRUST
             (Exact name of registrant as specified in its charter)

            Maryland                     001-31375                35-216691
            --------                     ---------                ---------
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
         incorporation)                                      Identification No.)

                         3502 Woodview Trace, Suite 210
                           Indianapolis, Indiana 46268
                            (Address and zip code of
                          principal executive offices)

       Registrant's telephone number, including area code: (317) 860-8180

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      The following document is being furnished as an exhibit to this Current Report on Form 8-K pursuant to Item 12:

      Exhibit-99.1      Press release issued by Windrose Medical Properties
                        Trust on August 2, 2004


Item 12. Results of Operations and Financial Condition.

      On August 2, 2004 Windrose Medical Properties Trust ("Windrose" or the "Company") issued a press release announcing its financial position, results of operations and cash flows for the three-months ended June 30, 2004. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The announcement includes disclosure of the Company's funds from operations ("FFO") and adjusted funds from operation ("AFFO") (which are non-GAAP financial measures) for certain periods with a reconciliation to the comparable GAAP measure. The Company's management considers FFO and AFFO to be useful performance and liquidity measures because FFO and AFFO, together with net income and cash flows, provide investors with an additional basis to evaluate the ability of the Company to incur and service debt and to fund capital expenditures and distributions to shareholders and unit holders. The Company calculates FFO and AFFO based on the definitions that were adopted by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT"). FFO, as defined by NAREIT, represents net income (loss) determined in accordance with generally accepted accounting principles ("GAAP"), excluding extraordinary items as defined under GAAP and gains or losses from sales of previously depreciated operating real estate assets, plus certain non-cash items, such as real estate asset depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. NAREIT defines AFFO as "In addition to subtracting from FFO normalized recurring real estate expenditures and other non-cash items, AFFO is usually derived by also subtracting nonrecurring expenditures."

      This Current Report on Form 8-K and the press release attached hereto are being furnished by the Company pursuant to Item 12 of Form 8-K, in accordance with SEC Release Nos. 33-8216; 34-47583, insofar as they disclose historical information regarding the Company's financial position, results of operations and cash flows for the three-months ended June 30, 2004.

In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               WINDROSE MEDICAL PROPERTIES TRUST
                                               (Registrant)

Date: August 3, 2004                               By: /s/ Doug Hanson
                                                ---------------------------
                                                    Doug Hanson
                                                    Chief Financial Officer